UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                   EATON VANCE ENHANCED EQUITY INCOME FUND II
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in this Charter)

              Massachusetts                              20-2004012
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

       The Eaton Vance Building
           255 State Street
        Boston, Massachusetts                              02109
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(Address of Principal Executive Office)                  (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities  Act  registration  statement file number to which this form relates:
333-120421

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                    Name of Each Exchange On Which
         To Be So Registered                    Each Class Is To Be Registered
-------------------------------------         ----------------------------------
Common Shares of Beneficial Interest,               New York Stock Exchange
      $0.01 Par Value Per Share


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                          ----------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1:  Description of Registrant's Securities to be Registered.

     The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption
     "Description of Capital Structure" in the Registrant's Registration Statement on Form N-2 (Nos. 333-120421 and 811-21670) as filed electronically with the Securities and Exchange Commission on November 12, 2004 (Accession No. 0000898432-04-000944) ("Registration Statement on Form N-2"), as the same may be amended.

Item 2:  Exhibits.

        (a)    The following exhibits are being filed with the Commission:

               1.   Registrant's   Registration   Statement   on  Form   N-2  is
                    incorporated herein by reference.

               2. Declaration of Trust of Registrant, which was filed electronically as exhibit (a) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference.

               3. By-Laws of Registrant, which were filed electronically as exhibit (b) to the Registrant's Registration Statement on Form N-2, are incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on behalf of the undersigned, thereto duly authorized, this 21st day of December, 2004.


                                EATON VANCE ENHANCED EQUITY INCOME FUND II


                                By:  /s/ Duncan W. Richardson
                                     -------------------------------------
                                     Name:   Duncan W. Richardson
                                     Title:  President